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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 22, 2002





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                     1-5231                     36-2361282
(State of Incorporation)       (Commission File No.)            (IRS Employer
                                                             Identification No.)



                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)


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Item 5.  Other Events
---------------------

On October 22, 2002, McDonald's Corporation (the "Company") issued a press release announcing the Company's global results for the quarter and nine months ended September 30, 2002. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibit:

     (99) Press Release dated October 22, 2002 - McDonald's Reports Global
          Results


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      McDONALD'S CORPORATION

                                      (Registrant)

Date:   October 25, 2002              By: /s/ Matthew H. Paull
                                          --------------------------------------
                                          Matthew H. Paull
                                          Corporate Executive Vice President and
                                          Chief Financial Officer







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                                  Exhibit Index

Exhibit No.
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99   News Release of McDonald's Corporation issued October 22, 2002-McDonald's
     Reports Global Results


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